UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 15, 2002


                             ORGANIC SOILS.COM, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


     NEVADA                      333-57946                   88-0448626
     --------               -----------------            -----------------
  (State or other        (Commission File Number)         (IRS  Employer
   jurisdiction                                         Identification  Number)
 of  incorporation)


                          300 EAST 54TH AVE., SUITE 200
                               ANCHORAGE, AK 99518


       Registrant's telephone number, including area code: (907) 770-3709


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM  6.  Resignations  of  Registrant's  Directors.

On  October  5,  2002,  Richard  Strahl  resigned as the director of registrant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ORGANIC SOILS.COM, INC.


                             By:  /s/  Ray L. Smith
                             ------------------------

                             Ray  L.  Smith
                             President


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